UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
STRATAGENE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50786	33-0683641
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11011 North Torrey Pines Road, La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 373-6300

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 8.01. Other Events.
     On August 14, 2006, the Company issued a press release relating to a joint development and license agreement it has entered into with Rosetta Inpharmatics LLC, a wholly-owned subsidiary of Merck & Co., Inc. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Stratagene Corporation on August 14, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006	STRATAGENE CORPORATION

	By:	/s/ STEVE MARTIN
	Name:	Steve Martin
	Title:	Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Stratagene Corporation on August 14, 2006